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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): September 13, 2000



                              RENTRAK CORPORATION
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            (Exact name or registrant as specified in its charter)



          Oregon                    0-15159                      93-0780536
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)            File Number)               Identification No.)



       One Airport Center, 7700 NE Ambassador Place, Portland, OR  97220
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             (Address of principal executive offices and Zip Code)



Registrant's telephone number, including area code:   (503) 284-7581
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                              RENTRAK CORPORATION
                                   FORM 8-K

Item 5.  Other Events.

On September 13, 2000, Rentrak Corporation (the "Company") issued a press release regarding the collectability of amounts owed by Video Update, a Minnesota based video retailer, and the Company's need to restate its first quarter financial statements. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 7.  Exhibits.

The following exhibit is filed herewith and this list constitutes the exhibit index.

    Exhibit No.       Document Description
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        99.1          Press Release, dated September 13, 2000.

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RENTRAK CORPORATION


  September 14, 2000                By:  /s/ F. Kim Cox
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       (Date)                          F. Kim Cox, President, Chief Financial
                                       Officer and Secretary